SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 23, 2003

                                   SYMS CORP
                                   ---------

             (Exact name of Registrant as Specified in its Charter)

                                   New Jersey
                                 -------------
                 (State or other Jurisdiction of Incorporation)

         1-8546                                           22-2465228
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

      Syms Way, Secaucus, NJ                                 07094
---------------------------------------                     -------
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's Telephone Number, Including Area Code    (201) 902-9600
                                                       -------------


          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report )

Item 4.  Changes in the Registrant's Certifying Accountant.

     On May 23, 2003, upon the recommendation of the Registrant's Audit Committee, the Registrant's Board of Directors voted to approve the engagement of BDO Seidman, LLP ( "BDO Seidman") as the Registrant's independent auditors. BDO Seidman will replace Deloitte & Touche LLP ("Deloitte") as the Registrant's independent auditors. Effective May 28, 2003, the Registrant dismissed Deloitte as the Registrant's independent auditors.

     None of Deloitte's reports on the Registrant's consolidated financial statements for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's two most recent fiscal years and through the date of this Current Report, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter in connection with its report on the Registrant's consolidated financial statements for such period; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Registrant has requested Deloitte to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in this current report and, if not, stating the respects in which it does not agree. The letter is unavailable at the time of filing of this current report. The Registrant has requested Deloitte to provide this letter as promptly as possible so that the Registrant can file the letter with the Commission within 10 business days after the filing of this report. Notwithstanding the 10 business day period, the Registrant will file the letter by amendment within two business days of receipt.

     During the Registrant's two most recent fiscal years, and through the date of this Current Report, the Registrant did not consult BDO Seidman with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SYMS CORP
                                        (Registrant)

                                        By: /s/ Antone F. Moreira
                                           --------------------------
                                           Name:  Antone F. Moreira
                                           Title: Vice President, Chief
                                                  Financial Officer

Date:  June 2, 2003

                                      -3-